EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
March 31, 2024

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2023 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events, including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,
	2024	2023	Change
Underwriting results:
Gross premiums written	$5,933	$4,780	24.1%
Net premiums written	4,085	3,424	19.3%
Net premiums earned	3,422	2,883	18.7%
Underwriting income (loss) (1)	736	570	29.1%

Loss ratio	50.5%	51.0%	(0.5)
Acquisition expense ratio	17.7%	18.5%	(0.8)
Other operating expense ratio	10.6%	11.1%	(0.5)
Combined ratio	78.8%	80.6%	(1.8)

Net investment income	$327	$199	64.3%
Per diluted share	$0.86	$0.53	62.3%

Net income available to Arch common shareholders	$1,110	$705	57.4%
Per diluted share	$2.92	$1.87	56.1%

After-tax operating income available to Arch common shareholders (1)	$933	$654	42.7%
Per diluted share	$2.45	$1.73	41.6%

Comprehensive income (loss) available to Arch	$975	$1,064	(8.4)%

Net cash provided by operating activities	$1,564	$963	62.4%

Weighted average common shares and common share equivalents outstanding — diluted	380.5	377.6	0.8%

Financial measures:
Change in book value per common share during period	5.2%	8.4%	(3.2)

Annualized net income return on average common equity	24.6%	22.3%	2.3
Annualized operating return on average common equity (1)	20.7%	20.7%	—

Total return on investments (2)	0.80%	2.54%	-174 bps

(1)See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Revenues
Net premiums earned	$3,422	$3,344	$3,248	$2,965	$2,883
Net investment income	327	313	269	242	199
Net realized gains (losses)	67	189	(248)	(123)	17
Other underwriting income	12	10	5	6	10
Equity in net income (loss) of investment funds accounted for using the equity method	99	102	59	69	48
Other income (loss)	14	17	(4)	3	11
Total revenues	3,941	3,975	3,329	3,162	3,168

Expenses
Losses and loss adjustment expenses	(1,728)	(1,637)	(1,647)	(1,491)	(1,471)
Acquisition expenses	(607)	(643)	(575)	(561)	(533)
Other operating expenses	(363)	(359)	(310)	(313)	(319)
Corporate expenses	(53)	(31)	(20)	(21)	(30)
Amortization of intangible assets	(21)	(24)	(24)	(24)	(23)
Interest expense	(34)	(34)	(34)	(33)	(32)
Net foreign exchange gains (losses)	31	(59)	22	(5)	(18)
Total expenses	(2,775)	(2,787)	(2,588)	(2,448)	(2,426)

Income (loss) before income taxes and income (loss) from operating affiliates	1,166	1,188	741	714	742
Income tax (expense) benefit	(101)	1,076	(72)	(67)	(64)
Income (loss) from operating affiliates	55	69	54	22	39
Net income (loss)	1,120	2,333	723	669	717
Net (income) loss attributable to noncontrolling interests	—	1	—	2	(2)
Net income (loss) attributable to Arch	1,120	2,334	723	671	715
Preferred dividends	(10)	(10)	(10)	(10)	(10)
Net income (loss) available to Arch common shareholders	$1,110	$2,324	$713	$661	$705

Comprehensive income (loss) available to Arch	$975	$3,111	$589	$649	$1,064

Net income (loss) per common share and common share equivalent
Basic	$2.99	$6.29	$1.93	$1.79	$1.92
Diluted	$2.92	$6.12	$1.88	$1.75	$1.87

Weighted average common shares and common share equivalents outstanding
Basic	370.9	369.6	369.2	368.7	367.3
Diluted	380.5	379.8	379.4	378.4	377.6

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Assets
Investments:
Fixed maturities available for sale, at fair value	$23,628	$23,553	$22,485	$21,434	$20,692
Short-term investments available for sale, at fair value	2,142	2,063	1,682	1,702	1,553
Equity securities, at fair value	1,720	1,186	894	911	859
Other investments	2,886	2,488	2,068	1,846	1,776
Investments accounted for using the equity method	4,842	4,566	4,251	4,073	3,896
Total investments	35,218	33,856	31,380	29,966	28,776
Cash	993	917	859	904	803
Accrued investment income	236	236	217	233	163
Investment in operating affiliates	1,174	1,119	1,000	973	1,015
Premiums receivable	5,765	4,644	4,937	5,296	4,513
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	7,509	7,064	6,821	6,717	6,612
Contractholder receivables	1,907	1,814	1,805	1,761	1,750
Ceded unearned premiums	2,717	2,170	2,444	2,459	2,116
Deferred acquisition costs	1,625	1,531	1,483	1,452	1,355
Receivable for securities sold	166	63	59	97	84
Goodwill and intangible assets	778	731	739	775	785
Other assets	4,680	4,761	3,483	3,223	3,131
Total assets	$62,768	$58,906	$55,227	$53,856	$51,103

Liabilities
Reserve for losses and loss adjustment expenses	$23,705	$22,752	$21,836	$21,268	$20,758
Unearned premiums	9,971	8,808	9,074	9,052	8,218
Reinsurance balances payable	2,497	2,000	2,215	2,191	1,819
Contractholder payables	1,910	1,817	1,807	1,764	1,752
Collateral held for insured obligations	263	259	274	275	252
Senior notes	2,727	2,726	2,726	2,726	2,726
Payable for securities purchased	433	247	417	526	262
Other liabilities	1,905	1,942	1,637	1,411	1,317
Total liabilities	43,411	40,551	39,986	39,213	37,104

Redeemable noncontrolling interests	2	2	2	2	11

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,401	2,327	2,297	2,278	2,260
Retained earnings	21,405	20,295	17,971	17,258	16,597
Accumulated other comprehensive income (loss), net of deferred income tax	(821)	(676)	(1,453)	(1,319)	(1,297)
Common shares held in treasury, at cost	(4,461)	(4,424)	(4,407)	(4,407)	(4,403)
Total shareholders’ equity	19,355	18,353	15,239	14,641	13,988
Total liabilities, noncontrolling interests and shareholders’ equity	$62,768	$58,906	$55,227	$53,856	$51,103

Common shares and common share equivalents outstanding, net of treasury shares	375.3	373.3	373.1	372.9	372.2
Book value per common share (1)	$49.36	$46.94	$38.62	$37.04	$35.35
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,327	2,297	2,278	2,260	2,211
Amortization of share-based compensation	68	20	15	17	41
All other	6	10	4	1	8
Balance at end of period	2,401	2,327	2,297	2,278	2,260

Retained earnings
Balance at beginning of period	20,295	17,971	17,258	16,597	15,892
Net income	1,120	2,333	723	669	717
Amounts attributable to noncontrolling interests	—	1	—	2	(2)
Preferred share dividends	(10)	(10)	(10)	(10)	(10)
Balance at end of period	21,405	20,295	17,971	17,258	16,597

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(676)	(1,453)	(1,319)	(1,297)	(1,646)
Change in unrealized appreciation (decline) in value of available-for-sale investments	(112)	721	(94)	(24)	344
Change in foreign currency translation adjustments	(33)	56	(40)	2	5
Balance at end of period	(821)	(676)	(1,453)	(1,319)	(1,297)

Common shares held in treasury, at cost
Balance at beginning of period	(4,424)	(4,407)	(4,407)	(4,403)	(4,378)
Shares repurchased for treasury	(37)	(17)	—	(4)	(25)
Balance at end of period	(4,461)	(4,424)	(4,407)	(4,407)	(4,403)

Total shareholders’ equity	$19,355	$18,353	$15,239	$14,641	$13,988

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Operating Activities
Net income (loss)	$1,120	$2,333	$723	$669	$717
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(52)	(185)	257	127	(17)
Equity in net (income) or loss of investment funds accounted for using the equity method and other income or loss	(112)	(111)	(55)	17	(66)
Amortization of intangible assets	21	24	24	24	23
Share-based compensation	68	20	15	17	41
Changes in:
Reserve for losses and loss adjustment expenses, net	660	534	584	417	603
Unearned premiums, net	663	(83)	107	463	541
Premiums receivable	(1,159)	352	315	(777)	(871)
Deferred acquisition costs	(82)	(45)	(38)	(77)	(75)
Reinsurance balances payable	521	(237)	40	373	279
Deferred income tax assets, net	24	(1,201)	(18)	24	34
Other items, net	(108)	264	16	(126)	(246)
Net cash provided by operating activities	1,564	1,665	1,970	1,151	963
Investing Activities
Purchases of fixed maturity investments	(8,325)	(5,038)	(4,184)	(4,939)	(3,901)
Purchases of equity securities	(509)	(280)	(72)	(96)	(8)
Purchases of other investments	(494)	(1,059)	(555)	(291)	(266)
Proceeds from sales of fixed maturity investments	7,529	4,450	2,576	4,045	3,034
Proceeds from sales of equity securities	65	72	55	86	75
Proceeds from sales, redemptions and maturities of other investments	116	423	144	105	96
Proceeds from redemptions and maturities of fixed maturity investments	363	192	221	188	180
Net settlements of derivative instruments	5	119	(115)	32	14
Net (purchases) sales of short-term investments	(90)	(373)	10	(125)	(208)
Purchases of fixed assets	(15)	(15)	(11)	(15)	(11)
Other	(54)	(23)	(4)	5	(1)
Net cash provided by (used for) investing activities	(1,409)	(1,532)	(1,935)	(1,005)	(996)
Financing Activities
Purchases of common shares under share repurchase program	—	—	—	—	—
Proceeds from common shares issued, net	(32)	(7)	5	18	(18)
Change in third party investment in redeemable noncontrolling interests	—	—	—	(22)	—
Other	—	—	(2)	(1)	(2)
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)
Net cash provided by (used for) financing activities	(42)	(17)	(7)	(15)	(30)
Effects of exchange rate changes on foreign currency cash and restricted cash	(11)	27	(26)	7	5
Increase (decrease) in cash and restricted cash	102	143	2	138	(58)
Cash and restricted cash, beginning of period	1,498	1,355	1,353	1,215	1,273
Cash and restricted cash, end of period	$1,600	$1,498	$1,355	$1,353	$1,215
Income taxes paid (received)	$(6)	$140	$54	$69	$4
Interest paid	$—	$64	$—	$63	$—

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer, the Chief Financial Officer and Treasurer and the President and Chief Underwriting Officer. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:
•    Construction and national accounts: primary and excess casualty coverages for middle market and large construction accounts, a comprehensive range of products for middle market accounts in specialty industries and casualty solutions for large national accounts, including loss sensitive primary insurance programs (large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages written on a non-admitted basis.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes, cyber insurance, and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily targeting program managers with unique expertise and niche products offering some combination of general liability, commercial automobile, property, inland marine, umbrella and workers’ compensation.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, cargo, war, specie and liability. Aviation, standalone terrorism and political risks are also offered. Coverage may be provided for operational and construction risk.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•Warranty and lenders solutions: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract, commercial and transactional surety coverages.

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Reinsurance agreements are typically offered on a proportional and/or excess of loss basis and provide coverage to ceding company clients for specific underlying written policies. Product lines include:
•Casualty: provides coverage on third party liability exposures including, among others, executive assurance, professional liability, excess and umbrella liability, excess motor and healthcare business, and workers’ compensation. Business is assumed primarily on a treaty basis, with some facultative coverages also offered.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage for proportional motor reinsurance, whole account multi-line treaties, cyber, trade credit and surety, accident and health, workers’ compensation catastrophe, agriculture and political risk, among others.
•Property catastrophe: provides protection for most types of catastrophic losses, including hurricane, earthquake, flood, tornado, hail and fire, and for other perils on a case-by-case basis. Excess of loss coverages are triggered when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for personal lines and/or commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on either a treaty or facultative basis.
•Other: primarily includes life reinsurance business.
Mortgage Segment
The mortgage segment includes the Company’s underwriting units which offer mortgage insurance and reinsurance products on a worldwide basis. Underwriting units include:
•U.S. primary mortgage insurance: offers private mortgage insurance through Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”), both approved eligible mortgage insurers by Fannie Mae and Freddie Mac. Arch MI U.S. also includes Arch Mortgage Guaranty Company, which is not a government sponsored enterprise (“GSE”) approved entity.
•U.S. credit risk transfer (“CRT”) and other: underwrites CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.
•International mortgage insurance/reinsurance: underwrites mortgage insurance and reinsurance outside of the U.S.
Corporate Segment
The corporate segment results include net investment income, net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments and changes in the allowance for credit losses on financial assets), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items (which for the 2023 fourth quarter reflects the establishment of a net deferred tax asset related to the enactment of Bermuda’s new corporate income tax), income or loss from operating affiliates and items related to the Company’s non cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	March 31, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,126	$3,467	$341	$5,933
Premiums ceded (1)	(584)	(1,201)	(64)	(1,848)
Net premiums written	1,542	2,266	277	4,085
Change in unearned premiums	(91)	(600)	28	(663)
Net premiums earned	1,451	1,666	305	3,422
Other underwriting income (loss)	—	2	10	12
Losses and loss adjustment expenses	(854)	(883)	9	(1,728)
Acquisition expenses	(276)	(331)	—	(607)
Other operating expenses	(235)	(75)	(53)	(363)
Underwriting income (loss)	$86	$379	$271	736

Net investment income				327
Net realized gains (losses)				67
Equity in net income (loss) of investment funds accounted for using the equity method				99
Other income (loss)				14
Corporate expenses (2)				(46)
Transaction costs and other (2)				(7)
Amortization of intangible assets				(21)
Interest expense				(34)
Net foreign exchange gains (losses)				31
Income (loss) before income taxes and income (loss) from operating affiliates				1,166
Income tax (expense) benefit				(101)
Income (loss) from operating affiliates				55
Net income (loss) available to Arch				1,120
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,110

Underwriting Ratios
Loss ratio	58.9%	53.0%	(3.0)%	50.5%
Acquisition expense ratio	19.0%	19.9%	—%	17.7%
Other operating expense ratio	16.2%	4.5%	17.5%	10.6%
Combined ratio	94.1%	77.4%	14.5%	78.8%

Net premiums written to gross premiums written	72.5%	65.4%	81.2%	68.9%

Total investable assets				$35,944
Total assets				62,768
Total liabilities				43,411

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for a further discussion of such items.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	March 31, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,979	$2,460	$343	$4,780
Premiums ceded (1)	(542)	(734)	(82)	(1,356)
Net premiums written	1,437	1,726	261	3,424
Change in unearned premiums	(180)	(396)	35	(541)
Net premiums earned	1,257	1,330	296	2,883
Other underwriting income (loss)	—	4	6	10
Losses and loss adjustment expenses	(703)	(766)	(2)	(1,471)
Acquisition expenses	(245)	(281)	(7)	(533)
Other operating expenses	(195)	(74)	(50)	(319)
Underwriting income (loss)	$114	$213	$243	570

Net investment income				199
Net realized gains (losses)				17
Equity in net income (loss) of investment funds accounted for using the equity method				48
Other income (loss)				11
Corporate expenses (2)				(29)
Transaction costs and other (2)				(1)
Amortization of intangible assets				(23)
Interest expense				(32)
Net foreign exchange gains (losses)				(18)
Income (loss) before income taxes and income (loss) from operating affiliates				742
Income tax (expense) benefit				(64)
Income (loss) from operating affiliates				39
Net income (loss)				717
Net (income) loss attributable to noncontrolling interests				(2)
Net income (loss) available to Arch				715
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$705

Underwriting Ratios
Loss ratio	55.9%	57.6%	0.6%	51.0%
Acquisition expense ratio	19.5%	21.1%	2.5%	18.5%
Other operating expense ratio	15.5%	5.6%	16.9%	11.1%
Combined ratio	90.9%	84.3%	20.0%	80.6%

Net premiums written to gross premiums written	72.6%	70.2%	76.1%	71.6%

Total investable assets				$29,401
Total assets				51,103
Total liabilities				37,104
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Gross premiums written	$2,126	$1,934	$2,043	$1,955	$1,979
Premiums ceded	(584)	(485)	(521)	(501)	(542)
Net premiums written	1,542	1,449	1,522	1,454	1,437
Change in unearned premiums	(91)	—	(110)	(126)	(180)
Net premiums earned	1,451	1,449	1,412	1,328	1,257
Losses and loss adjustment expenses	(854)	(846)	(812)	(761)	(703)
Acquisition expenses	(276)	(277)	(269)	(264)	(245)
Other operating expenses	(235)	(227)	(202)	(195)	(195)
Underwriting income (loss)	$86	$99	$129	$108	$114

Underwriting Ratios
Loss ratio	58.9%	58.4%	57.5%	57.3%	55.9%
Acquisition expense ratio	19.0%	19.1%	19.1%	19.9%	19.5%
Other operating expense ratio	16.2%	15.6%	14.3%	14.7%	15.5%
Combined ratio	94.1%	93.1%	90.9%	91.9%	90.9%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	1.9%	3.8%	2.6%	2.6%	1.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.5)%	(0.5)%	(0.8)%	(0.5)%	(0.5)%
Combined ratio excluding catastrophic activity and prior year development (1)	92.7%	89.8%	89.1%	89.8%	89.8%

Net premiums written to gross premiums written	72.5%	74.9%	74.5%	74.4%	72.6%

(1)See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for further discussion.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2024		2023		2023		2023		2023
Net Premiums Written by Underwriting Unit
Professional lines	$369	23.9%	$356	24.6%	$375	24.6%	$342	23.5%	$328	22.8%
Property, energy, marine and aviation	311	20.2%	282	19.5%	342	22.5%	320	22.0%	275	19.1%
Programs	187	12.1%	189	13.0%	202	13.3%	210	14.4%	141	9.8%
Construction and national accounts	179	11.6%	182	12.6%	129	8.5%	144	9.9%	173	12.0%
Travel, accident and health	179	11.6%	127	8.8%	126	8.3%	126	8.7%	180	12.5%
Excess and surplus casualty	148	9.6%	144	9.9%	130	8.5%	135	9.3%	131	9.1%
Warranty and lenders solutions	39	2.5%	53	3.7%	51	3.4%	42	2.9%	89	6.2%
Other	130	8.4%	116	8.0%	167	11.0%	135	9.3%	120	8.4%
Total	$1,542	100.0%	$1,449	100.0%	$1,522	100.0%	$1,454	100.0%	$1,437	100.0%

Net Premiums Written by Underwriting Location
United States	$981	63.6%	$936	64.6%	$986	64.8%	$965	66.4%	$893	62.1%
Europe	488	31.6%	423	29.2%	455	29.9%	416	28.6%	480	33.4%
Other	73	4.7%	90	6.2%	81	5.3%	73	5.0%	64	4.5%
Total	$1,542	100.0%	$1,449	100.0%	$1,522	100.0%	$1,454	100.0%	$1,437	100.0%

Net Premiums Earned by Underwriting Unit
Professional lines	$347	23.9%	$352	24.3%	$363	25.7%	$355	26.7%	$349	27.8%
Property, energy, marine and aviation	301	20.7%	312	21.5%	288	20.4%	237	17.8%	227	18.1%
Programs	195	13.4%	185	12.8%	167	11.8%	162	12.2%	144	11.5%
Construction and national accounts	157	10.8%	155	10.7%	147	10.4%	133	10.0%	126	10.0%
Travel, accident and health	133	9.2%	134	9.2%	148	10.5%	147	11.1%	128	10.2%
Excess and surplus casualty	134	9.2%	133	9.2%	126	8.9%	116	8.7%	111	8.8%
Warranty and lenders solutions	49	3.4%	43	3.0%	43	3.0%	49	3.7%	50	4.0%
Other	135	9.3%	135	9.3%	130	9.2%	129	9.7%	122	9.7%
Total	$1,451	100.0%	$1,449	100.0%	$1,412	100.0%	$1,328	100.0%	$1,257	100.0%

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Gross premiums written	$3,467	$1,971	$2,138	$2,544	$2,460
Premiums ceded	(1,201)	(414)	(576)	(835)	(734)
Net premiums written	2,266	1,557	1,562	1,709	1,726
Change in unearned premiums	(600)	63	(19)	(366)	(396)
Net premiums earned	1,666	1,620	1,543	1,343	1,330
Other underwriting income (loss)	2	8	2	3	4
Losses and loss adjustment expenses	(883)	(848)	(870)	(743)	(766)
Acquisition expenses	(331)	(365)	(304)	(290)	(281)
Other operating expenses	(75)	(85)	(61)	(68)	(74)
Underwriting income (loss)	$379	$330	$310	$245	$213

Underwriting Ratios
Loss ratio	53.0%	52.3%	56.4%	55.3%	57.6%
Acquisition expense ratio	19.9%	22.5%	19.7%	21.6%	21.1%
Other operating expense ratio	4.5%	5.2%	3.9%	5.0%	5.6%
Combined ratio	77.4%	80.0%	80.0%	81.9%	84.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	1.8%	5.1%	9.3%	6.3%	4.4%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.5)%	(1.3)%	(2.8)%	(1.8)%	(3.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	78.1%	76.2%	73.5%	77.4%	83.3%

Net premiums written to gross premiums written	65.4%	79.0%	73.1%	67.2%	70.2%

(1)See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2024		2023		2023		2023		2023
Net Premiums Written by Underwriting Unit
Other specialty	$840	37.1%	$787	50.5%	$527	33.7%	$479	28.0%	$619	35.9%
Property excluding property catastrophe	567	25.0%	414	26.6%	593	38.0%	457	26.7%	446	25.8%
Property catastrophe	350	15.4%	63	4.0%	76	4.9%	469	27.4%	257	14.9%
Casualty	343	15.1%	215	13.8%	273	17.5%	231	13.5%	283	16.4%
Marine and aviation	129	5.7%	42	2.7%	54	3.5%	55	3.2%	99	5.7%
Other	37	1.6%	36	2.3%	39	2.5%	18	1.1%	22	1.3%
Total	$2,266	100.0%	$1,557	100.0%	$1,562	100.0%	$1,709	100.0%	$1,726	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$1,039	45.9%	$723	46.4%	$708	45.3%	$958	56.1%	$899	52.1%
United States	484	21.4%	466	29.9%	461	29.5%	408	23.9%	421	24.4%
Europe and other	743	32.8%	368	23.6%	393	25.2%	343	20.1%	406	23.5%
Total	$2,266	100.0%	$1,557	100.0%	$1,562	100.0%	$1,709	100.0%	$1,726	100.0%

Net Premiums Earned by Underwriting Unit
Other specialty	$587	35.2%	$598	36.9%	$505	32.7%	$483	36.0%	$511	38.4%
Property excluding property catastrophe	486	29.2%	484	29.9%	449	29.1%	358	26.7%	354	26.6%
Property catastrophe	234	14.0%	215	13.3%	219	14.2%	169	12.6%	139	10.5%
Casualty	247	14.8%	230	14.2%	264	17.1%	258	19.2%	253	19.0%
Marine and aviation	74	4.4%	56	3.5%	66	4.3%	56	4.2%	51	3.8%
Other	38	2.3%	37	2.3%	40	2.6%	19	1.4%	22	1.7%
Total	$1,666	100.0%	$1,620	100.0%	$1,543	100.0%	$1,343	100.0%	$1,330	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Gross premiums written	$341	$350	$347	$347	$343
Premiums ceded	(64)	(95)	(76)	(82)	(82)
Net premiums written	277	255	271	265	261
Change in unearned premiums	28	20	22	29	35
Net premiums earned	305	275	293	294	296
Other underwriting income	10	2	3	3	6
Losses and loss adjustment expenses	9	57	35	13	(2)
Acquisition expenses	—	(1)	(2)	(7)	(7)
Other operating expenses	(53)	(47)	(47)	(50)	(50)
Underwriting income	$271	$286	$282	$253	$243

Underwriting Ratios
Loss ratio	(3.0)%	(20.6)%	(12.1)%	(4.5)%	0.6%
Acquisition expense ratio	—%	0.2%	0.6%	2.4%	2.5%
Other operating expense ratio	17.5%	17.1%	16.2%	17.1%	16.9%
Combined ratio	14.5%	(3.3)%	4.7%	15.0%	20.0%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(25.7)%	(39.0)%	(33.5)%	(28.7)%	(24.6)%
Combined ratio excluding prior year development (1)	40.2%	35.7%	38.2%	43.7%	44.6%

Net premiums written to gross premiums written	81.2%	72.9%	78.1%	76.4%	76.1%

(1)    See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2024		2023		2023		2023		2023
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$202	72.9%	$175	68.6%	$190	70.1%	$186	70.2%	$186	71.3%
U.S. credit risk transfer (CRT) and other	56	20.2%	56	22.0%	57	21.0%	54	20.4%	53	20.3%
International mortgage insurance/reinsurance	19	6.9%	24	9.4%	24	8.9%	25	9.4%	22	8.4%
Total	$277	100.0%	$255	100.0%	$271	100.0%	$265	100.0%	$261	100.0%

Net Premiums Written by Underwriting Location
United States	$203	73.3%	$176	69.0%	$192	70.8%	$187	70.6%	$188	72.0%
Other	74	26.7%	79	31.0%	79	29.2%	78	29.4%	73	28.0%
Total	$277	100.0%	$255	100.0%	$271	100.0%	$265	100.0%	$261	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$206	67.5%	$177	64.4%	$192	65.5%	$194	66.0%	$196	66.2%
U.S. credit risk transfer (CRT) and other	56	18.4%	55	20.0%	58	19.8%	54	18.4%	53	17.9%
International mortgage insurance/reinsurance	43	14.1%	43	15.6%	43	14.7%	46	15.6%	47	15.9%
Total	$305	100.0%	$275	100.0%	$293	100.0%	$294	100.0%	$296	100.0%

(U.S. Dollars in millions)
	March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$288,385	56.9%	$290,764	57.1%	$292,903	57.4%	$293,902	56.6%	$294,244	57.3%
U.S. credit risk transfer (CRT) and other	148,623	29.3%	149,098	29.3%	152,453	29.9%	154,983	29.9%	147,731	28.8%
International mortgage insurance/reinsurance	69,811	13.8%	69,473	13.6%	65,107	12.8%	70,117	13.5%	71,327	13.9%
Total	$506,819	100.0%	$509,335	100.0%	$510,463	100.0%	$519,002	100.0%	$513,302	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$75,194	84.7%	$75,527	84.6%	$75,850	84.9%	$75,941	84.5%	$75,770	84.8%
U.S. credit risk transfer and other	6,112	6.9%	6,156	6.9%	6,478	7.2%	6,556	7.3%	6,286	7.0%
International mortgage insurance/reinsurance	7,430	8.4%	7,562	8.5%	7,034	7.9%	7,385	8.2%	7,333	8.2%
Total	$88,736	100.0%	$89,245	100.0%	$89,362	100.0%	$89,882	100.0%	$89,389	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023
Total RIF by credit quality (FICO score):
>=740	$46,693	62.1%	$46,796	62.0%	$46,990	62.0%	$46,978	61.9%	$46,788	61.8%
680-739	24,827	33.0%	24,990	33.1%	25,055	33.0%	25,083	33.0%	25,016	33.0%
620-679	3,439	4.6%	3,497	4.6%	3,554	4.7%	3,622	4.8%	3,699	4.9%
<620	235	0.3%	244	0.3%	251	0.3%	258	0.3%	267	0.4%
Total	$75,194	100.0%	$75,527	100.0%	$75,850	100.0%	$75,941	100.0%	$75,770	100.0%
Weighted average FICO score	748		748		748		748		748
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,005	9.3%	$7,067	9.4%	$7,113	9.4%	$7,151	9.4%	$7,215	9.5%
90.01% to 95.00%	44,742	59.5%	44,669	59.1%	44,675	58.9%	44,496	58.6%	44,066	58.2%
85.01% to 90.00%	20,352	27.1%	20,490	27.1%	20,565	27.1%	20,627	27.2%	20,665	27.3%
85.00% and below	3,095	4.1%	3,301	4.4%	3,497	4.6%	3,667	4.8%	3,824	5.0%
Total	$75,194	100.0%	$75,527	100.0%	$75,850	100.0%	$75,941	100.0%	$75,770	100.0%
Weighted average LTV	93.1%		93.0%		93.0%		93.0%		92.9%
Total RIF by State:
California	$6,105	8.1%	$6,162	8.2%	$6,235	8.2%	$6,317	8.3%	$6,369	8.4%
Texas	5,859	7.8%	5,972	7.9%	6,081	8.0%	6,159	8.1%	6,179	8.2%
North Carolina	3,245	4.3%	3,248	4.3%	3,258	4.3%	3,239	4.3%	3,191	4.2%
Minnesota	3,056	4.1%	3,069	4.1%	3,060	4.0%	3,023	4.0%	2,994	4.0%
Georgia	3,043	4.0%	3,081	4.1%	3,116	4.1%	3,155	4.2%	3,167	4.2%
Illinois	2,979	4.0%	2,986	4.0%	2,994	3.9%	3,010	4.0%	3,054	4.0%
Florida	2,929	3.9%	3,007	4.0%	3,086	4.1%	3,167	4.2%	3,225	4.3%
Massachusetts	2,852	3.8%	2,858	3.8%	2,841	3.7%	2,834	3.7%	2,822	3.7%
Michigan	2,796	3.7%	2,773	3.7%	2,722	3.6%	2,661	3.5%	2,626	3.5%
Virginia	2,562	3.4%	2,578	3.4%	2,605	3.4%	2,619	3.4%	2,634	3.5%
Other	39,768	52.9%	39,793	52.7%	39,852	52.5%	39,757	52.4%	39,509	52.1%
Total	$75,194	100.0%	$75,527	100.0%	$75,850	100.0%	$75,941	100.0%	$75,770	100.0%
Weighted average coverage (end of period RIF divided by IIF)	26.1%		26.0%		25.9%		25.8%		25.8%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$57,882		$58,146		$56,946		$57,019		$57,001
Analysts’ persistency (2)	83.6%		83.6%		83.9%		83.0%		81.7%
Risk-to-capital ratio -- Arch MI U.S. (3)	7.0:1		7.3:1		6.6:1		6.9:1		6.9:1
PMIER sufficiency ratio -- Arch MI U.S. (4)	223%		213%		245%		245%		248%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for March 31, 2024).
(4) Calculated as available assets divided by required assets as defined within PMIERs (estimate for March 31, 2024). There was approximately $2.1 billion of excess available assets at March 31, 2024.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023
Total new insurance written (NIW) (1)	$9,336		$9,351		$11,494		$12,292		$10,394

Total NIW by credit quality (FICO score):
>=740	$6,364	68.2%	$6,058	64.8%	$7,646	66.5%	$8,151	66.3%	$6,672	64.2%
680-739	2,660	28.5%	2,990	32.0%	3,520	30.6%	3,832	31.2%	3,490	33.6%
620-679	311	3.3%	301	3.2%	326	2.8%	308	2.5%	229	2.2%
<620	1	0.0%	2	0.0%	2	0.0%	1	0.0%	3	0.0%
Total	$9,336	100.0%	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%

Total NIW by LTV:
95.01% and above	$542	5.8%	$548	5.9%	$880	7.7%	$635	5.2%	$519	5.0%
90.01% to 95.00%	5,240	56.1%	5,095	54.5%	6,306	54.9%	6,855	55.8%	6,043	58.1%
85.01% to 90.00%	2,624	28.1%	2,746	29.4%	3,126	27.2%	3,516	28.6%	2,772	26.7%
85.00% and below	930	10.0%	962	10.3%	1,182	10.3%	1,286	10.5%	1,060	10.2%
Total	$9,336	100.0%	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%

Total NIW monthly vs. single:
Monthly	$8,916	95.5%	$8,827	94.4%	$10,712	93.2%	$11,870	96.6%	$10,106	97.2%
Single	420	4.5%	524	5.6%	782	6.8%	422	3.4%	288	2.8%
Total	$9,336	100.0%	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%

Total NIW purchase vs. refinance:
Purchase	$9,167	98.2%	$9,224	98.6%	$11,334	98.6%	$12,063	98.1%	$10,201	98.1%
Refinance	169	1.8%	127	1.4%	160	1.4%	229	1.9%	193	1.9%
Total	$9,336	100.0%	$9,351	100.0%	$11,494	100.0%	$12,292	100.0%	$10,394	100.0%

Ending number of policies in force (PIF) (2)	1,104,746		1,117,480		1,129,351		1,138,681		1,147,081

Rollforward of insured loans in default:
Beginning delinquent number of loans	19,457		18,644		18,286		18,975		20,567
Plus: new notices	10,371		10,854		10,138		9,028		9,476
Less: cures	(11,253)		(9,801)		(9,545)		(9,505)		(10,853)
Less: paid claims	(306)		(240)		(235)		(212)		(215)
Ending delinquent number of loans (2)	18,269		19,457		18,644		18,286		18,975

Ending percentage of loans in default (2)	1.65%		1.74%		1.65%		1.61%		1.65%

Losses:
Number of claims paid	306		240		235		212		215
Total paid claims (in thousands)	$10,785		$7,401		$6,602		$5,715		$7,185
Average paid per claim (in thousands)	$35.2		$30.8		$28.1		$27.0		$33.4
Severity (3)	78.6%		77.8%		64.0%		61.5%		81.8%

Average case reserve per default (in thousands)	$18.2		$17.7		$21.2		$23.1		$23.0
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	March 31, 2024						December 31, 2023
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2014 and prior	30.1%	$12,791	4.4%	$3,254	4.3%	5.60%	31.0%	$13,301	4.6%	$3,387	4.5%	6.01%
2015	2.0%	4,299	1.5%	1,131	1.5%	1.95%	2.0%	4,691	1.6%	1,244	1.6%	1.98%
2016	4.7%	7,039	2.4%	1,887	2.5%	2.35%	4.8%	7,525	2.6%	2,025	2.7%	2.50%
2017	6.7%	7,172	2.5%	1,912	2.5%	2.95%	7.0%	7,600	2.6%	2,023	2.7%	3.13%
2018	8.7%	8,173	2.8%	2,122	2.8%	3.76%	9.0%	8,512	2.9%	2,207	2.9%	4.04%
2019	8.8%	14,976	5.2%	3,900	5.2%	2.30%	9.1%	15,767	5.4%	4,074	5.4%	2.40%
2020	11.7%	48,509	16.8%	12,727	16.9%	1.14%	12.1%	51,349	17.7%	13,357	17.7%	1.17%
2021	15.6%	73,167	25.4%	19,039	25.3%	1.14%	14.8%	76,667	26.4%	19,812	26.2%	1.12%
2022	9.6%	62,612	21.7%	16,444	21.9%	0.93%	8.8%	63,899	22.0%	16,755	22.2%	0.89%
2023	2.2%	40,369	14.0%	10,382	13.8%	0.42%	1.3%	41,453	14.3%	10,643	14.1%	0.26%
2024	0.1%	9,278	3.2%	2,396	3.2%	0.02%
Total	100.0%	$288,385	100.0%	$75,194	100.0%	1.65%	100.0%	$290,764	100.0%	$75,527	100.0%	1.74%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $311.8 million at March 31, 2024, compared to $323.6 million at December 31, 2023.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Gross premiums written	$5,933	$4,251	$4,527	$4,845	$4,780
Premiums ceded	(1,848)	(990)	(1,172)	(1,417)	(1,356)
Net premiums written	4,085	3,261	3,355	3,428	3,424
Change in unearned premiums	(663)	83	(107)	(463)	(541)
Net premiums earned	3,422	3,344	3,248	2,965	2,883
Other underwriting income (loss)	12	10	5	6	10
Losses and loss adjustment expenses	(1,728)	(1,637)	(1,647)	(1,491)	(1,471)
Acquisition expenses	(607)	(643)	(575)	(561)	(533)
Other operating expenses	(363)	(359)	(310)	(313)	(319)
Underwriting income (loss) (1)	$736	$715	$721	$606	$570

Underwriting Ratios
Loss ratio	50.5%	49.0%	50.7%	50.3%	51.0%
Acquisition expense ratio	17.7%	19.2%	17.7%	18.9%	18.5%
Other operating expense ratio	10.6%	10.7%	9.5%	10.6%	11.1%
Combined ratio	78.8%	78.9%	77.9%	79.8%	80.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	1.7%	4.1%	5.6%	4.0%	2.7%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.7)%	(4.1)%	(4.7)%	(3.9)%	(4.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.8%	78.9%	77.0%	79.7%	82.2%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,070	$1,096	$1,058	$1,072	$867
Change in unpaid losses and loss adjustment expenses	658	541	589	419	604
Total losses and loss adjustment expenses	$1,728	$1,637	$1,647	$1,491	$1,471

Net premiums written to gross premiums written	68.9%	76.7%	74.1%	70.8%	71.6%

(1)See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for further discussion.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(7)	$(7)	$(11)	$(7)	$(7)
Reinsurance	(41)	(21)	(43)	(25)	(46)
Mortgage	(78)	(107)	(98)	(84)	(73)
Total	$(126)	$(135)	$(152)	$(116)	$(126)
Impact on losses and loss adjustment expenses:
Insurance	$(10)	$(8)	$(10)	$(12)	$(12)
Reinsurance	(40)	(26)	(44)	(29)	(53)
Mortgage	(74)	(101)	(92)	(80)	(71)
Total	$(124)	$(135)	$(146)	$(121)	$(136)
Impact on acquisition expenses:
Insurance	$3	$1	$(1)	$5	$5
Reinsurance	(1)	5	1	4	7
Mortgage	(4)	(6)	(6)	(4)	(2)
Total	$(2)	$—	$(6)	$5	$10
Impact on combined ratio:
Insurance	(0.5)%	(0.5)%	(0.8)%	(0.5)%	(0.5)%
Reinsurance	(2.5)%	(1.3)%	(2.8)%	(1.8)%	(3.4)%
Mortgage	(25.7)%	(39.0)%	(33.5)%	(28.7)%	(24.6)%
Total	(3.7)%	(4.1)%	(4.7)%	(3.9)%	(4.3)%
Impact on loss ratio:
Insurance	(0.7)%	(0.6)%	(0.7)%	(0.9)%	(0.9)%
Reinsurance	(2.4)%	(1.6)%	(2.8)%	(2.2)%	(4.0)%
Mortgage	(24.4)%	(36.6)%	(31.4)%	(27.2)%	(23.9)%
Total	(3.6)%	(4.0)%	(4.5)%	(4.1)%	(4.7)%
Impact on acquisition expense ratio:
Insurance	0.2%	0.1%	(0.1)%	0.4%	0.4%
Reinsurance	(0.1)%	0.3%	0.0%	0.4%	0.6%
Mortgage	(1.3)%	(2.4)%	(2.1)%	(1.5)%	(0.7)%
Total	(0.1)%	(0.1)%	(0.2)%	0.2%	0.4%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$27	$55	$37	$35	$20
Reinsurance	31	82	143	84	59
Total	$58	$137	$180	$119	$79
Impact on combined ratio:
Insurance	1.9%	3.8%	2.6%	2.6%	1.6%
Reinsurance	1.8%	5.1%	9.3%	6.3%	4.4%
Total	1.7%	4.1%	5.6%	4.0%	2.7%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2024		2023		2023		2023		2023
Investable assets:
Fixed maturities available for sale, at fair value	$23,628	65.7%	$23,553	68.1%	$22,485	70.5%	$21,434	70.4%	$20,692	70.4%
Fixed maturities—fair value option (1)	930	2.6%	683	2.0%	644	2.0%	659	2.2%	631	2.1%
Total fixed maturities	24,558	68.3%	24,236	70.1%	23,129	72.5%	22,093	72.6%	21,323	72.5%

Equity securities, at fair value	1,720	4.8%	1,186	3.4%	894	2.8%	911	3.0%	859	2.9%
Equity securities—fair value option (1)	7	0.0%	7	0.0%	7	0.0%	7	0.0%	7	0.0%
Total equity securities	1,727	4.8%	1,193	3.4%	901	2.8%	918	3.0%	866	2.9%

Other investments—fair value option (1)	1,914	5.3%	1,777	5.1%	1,404	4.4%	1,172	3.9%	1,121	3.8%

Investments accounted for using the equity method (2)	4,842	13.5%	4,566	13.2%	4,251	13.3%	4,073	13.4%	3,896	13.3%

Short-term investments available for sale, at fair value	2,142	6.0%	2,063	6.0%	1,682	5.3%	1,702	5.6%	1,553	5.3%
Short-term investments—fair value option (1)	35	0.1%	21	0.1%	13	0.0%	8	0.0%	17	0.1%
Total short-term investments	2,177	6.1%	2,084	6.0%	1,695	5.3%	1,710	5.6%	1,570	5.3%

Cash	993	2.8%	917	2.7%	859	2.7%	904	3.0%	803	2.7%

Securities transactions entered into but not settled at the balance sheet date	(267)	(0.7)%	(184)	(0.5)%	(358)	(1.1)%	(429)	(1.4)%	(178)	(0.6)%
Total investable assets held by the Company	$35,944	100.0%	$34,589	100.0%	$31,881	100.0%	$30,441	100.0%	$29,401	100.0%

Average effective duration (in years)	2.70		2.91		2.97		3.03		2.89
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Composition of net investment income:
Fixed maturities	$280	$272	$243	$214	$188
Short-term investments	29	20	19	15	14
Equity securities (dividends)	8	7	5	6	4
Other (1)	33	33	22	25	13
Gross investment income	350	332	289	260	219
Investment expenses	(23)	(19)	(20)	(18)	(20)
Net investment income	$327	$313	$269	$242	$199
Per share	$0.86	$0.82	$0.71	$0.64	$0.53

Equity in net income (loss) of investment funds accounted for using the equity method	99	102	59	69	48
Per share	$0.26	$0.27	$0.16	$0.18	$0.13

Investment income yield, at amortized cost (2):
Pre-tax	4.14%	4.11%	3.68%	3.50%	3.03%
After-tax	3.61%	3.59%	3.18%	3.05%	2.58%

Total return on investments (3)	0.80%	4.76%	(0.40)%	0.56%	2.54%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G - Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At March 31, 2024
Corporates	$12,608	$98	$(442)	$(344)	$(24)	$12,976	97.2%	51.3%
U.S. government and government agencies	4,383	6	(109)	(103)	—	4,486	97.7%	17.8%
Asset-backed securities	2,764	15	(44)	(29)	(5)	2,798	98.8%	11.3%
Non-U.S. government securities	2,200	20	(113)	(93)	(1)	2,294	95.9%	9.0%
Commercial mortgage-backed securities	1,197	3	(30)	(27)	(2)	1,226	97.6%	4.9%
Residential mortgage-backed securities	1,179	4	(69)	(65)	—	1,244	94.8%	4.8%
Municipal bonds	227	1	(18)	(17)	—	244	93.0%	0.9%
Total	$24,558	$147	$(825)	$(678)	$(32)	$25,268	97.2%	100.0%

At December 31, 2023
Corporates	$11,517	$157	$(464)	$(307)	$(20)	$11,844	97.2%	47.5%
U.S. government and government agencies	5,827	63	(86)	(23)	—	5,850	99.6%	24.0%
Asset-backed securities	2,252	11	(55)	(44)	(5)	2,301	97.9%	9.3%
Non-U.S. government securities	2,068	33	(100)	(67)	(1)	2,136	96.8%	8.5%
Commercial mortgage-backed securities	1,213	3	(34)	(31)	(2)	1,246	97.4%	5.0%
Residential mortgage-backed securities	1,103	7	(66)	(59)	—	1,162	94.9%	4.6%
Municipal bonds	256	1	(20)	(19)	—	275	93.1%	1.1%
Total	$24,236	$275	$(825)	$(550)	$(28)	$24,814	97.7%	100.0%

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2024		2023		2023		2023		2023
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$5,106	20.8%	$6,493	26.8%	$6,359	27.5%	$5,282	23.9%	$5,274	24.7%
AAA	4,495	18.3%	4,305	17.8%	4,164	18.0%	3,985	18.0%	3,826	17.9%
AA	2,405	9.8%	2,165	8.9%	2,061	8.9%	2,285	10.3%	2,136	10.0%
A	4,912	20.0%	4,629	19.1%	4,523	19.6%	4,810	21.8%	4,540	21.3%
BBB	5,672	23.1%	5,058	20.9%	4,390	19.0%	4,165	18.9%	3,875	18.2%
BB	920	3.7%	698	2.9%	773	3.3%	770	3.5%	711	3.3%
B	484	2.0%	389	1.6%	352	1.5%	366	1.7%	384	1.8%
Lower than B	30	0.1%	15	0.1%	16	0.1%	16	0.1%	18	0.1%
Not rated	534	2.2%	484	2.0%	491	2.1%	414	1.9%	559	2.6%
Total fixed maturities, at fair value	$24,558	100.0%	$24,236	100.0%	$23,129	100.0%	$22,093	100.0%	$21,323	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$580	2.4%	$516	2.1%	$706	3.1%	$594	2.7%	$505	2.4%
Due after one year through five years	13,582	55.3%	13,279	54.8%	13,272	57.4%	12,399	56.1%	11,739	55.1%
Due after five years through ten years	4,816	19.6%	5,420	22.4%	4,679	20.2%	4,630	21.0%	4,616	21.6%
Due after 10 years	440	1.8%	453	1.9%	61	0.3%	123	0.6%	242	1.1%
	19,418	79.1%	19,668	81.2%	18,718	80.9%	17,746	80.3%	17,102	80.2%
Residential mortgage-backed securities	1,179	4.8%	1,103	4.6%	965	4.2%	860	3.9%	823	3.9%
Commercial mortgage-backed securities	1,197	4.9%	1,213	5.0%	1,102	4.8%	1,082	4.9%	1,035	4.9%
Asset-backed securities	2,764	11.3%	2,252	9.3%	2,344	10.1%	2,405	10.9%	2,363	11.1%
Total fixed maturities, at fair value	$24,558	100.0%	$24,236	100.0%	$23,129	100.0%	$22,093	100.0%	$21,323	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2024		2023		2023		2023		2023
Sector:
Industrials	$6,691	53.1%	$5,525	48.0%	$4,918	46.0%	$4,988	47.0%	$4,672	46.6%
Financials	4,477	35.5%	4,523	39.3%	4,326	40.5%	4,334	40.8%	4,329	43.2%
Utilities	1,065	8.4%	1,039	9.0%	962	9.0%	927	8.7%	798	8.0%
All other (1)	375	3.0%	430	3.7%	478	4.5%	367	3.5%	223	2.2%
Total	$12,608	100.0%	$11,517	100.0%	$10,684	100.0%	$10,616	100.0%	$10,022	100.0%

Credit quality distribution (2):
AAA	$229	1.8%	$295	2.6%	$297	2.8%	$227	2.1%	$176	1.8%
AA	1,067	8.5%	1,038	9.0%	938	8.8%	913	8.6%	869	8.7%
A	4,217	33.4%	4,043	35.1%	3,936	36.8%	4,197	39.5%	3,994	39.9%
BBB	5,362	42.5%	4,744	41.2%	4,118	38.5%	3,885	36.6%	3,628	36.2%
BB	856	6.8%	634	5.5%	715	6.7%	714	6.7%	658	6.6%
B	481	3.8%	389	3.4%	351	3.3%	365	3.4%	383	3.8%
Lower than B	30	0.2%	15	0.1%	16	0.1%	16	0.2%	18	0.2%
Not rated	366	2.9%	359	3.1%	313	2.9%	299	2.8%	296	3.0%
Total	$12,608	100.0%	$11,517	100.0%	$10,684	100.0%	$10,616	100.0%	$10,022	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2024:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
JPMorgan Chase & Co.	$352	2.8%	1.0%	A-/A1
Morgan Stanley	323	2.6%	0.9%	A-/A1
Bank of America Corporation	312	2.5%	0.9%	A-/A1
The Goldman Sachs Group, Inc.	260	2.1%	0.7%	A-/A2
Blue Owl Capital Inc.	197	1.6%	0.5%	BBB-/Baa3
Citigroup Inc.	182	1.4%	0.5%	BBB+/A3
Ford Motor Company	178	1.4%	0.5%	BBB-/Ba1
Hyundai Motor Company	149	1.2%	0.4%	BBB+/A3
Wells Fargo & Company	140	1.1%	0.4%	BBB+/A1
Roche Holding AG	134	1.1%	0.4%	AA/Aa2
Total	$2,227	17.7%	6.2%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At March 31, 2024
Residential mortgage-backed securities	$721	$430	$28	$—	$—	$—	$1,179
Commercial mortgage-backed securities	7	722	212	44	134	78	1,197
Asset-backed securities	—	1,568	308	568	164	156	2,764
Total	$728	$2,720	$548	$612	$298	$234	$5,140

At December 31, 2023
Residential mortgage-backed securities	$658	$416	$29	$—	$—	$—	$1,103
Commercial mortgage-backed securities	7	757	198	45	126	80	1,213
Asset-backed securities	—	1,302	231	440	170	109	2,252
Total	$665	$2,475	$458	$485	$296	$189	$4,568

27

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G - Non GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes (which for the 2023 fourth quarter includes a one-time deferred tax benefit related to the enactment of Bermuda’s new corporate income tax), and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.
In the 2023 fourth quarter, the Company established a net deferred tax benefit of $1.18 billion consistent with the transition provisions specified in the Bermuda Corporate Income Tax Act of 2023. Due to the non-recurring nature of this one-time item, the Company believes that excluding this item from after-tax operating income or loss available to common shareholders provides the user with a better evaluation of the Company’s ongoing business performance.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 10.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

28

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Net income available to Arch common shareholders	$1,110	$2,324	$713	$661	$705
Net realized (gains) losses (1)	(67)	(189)	248	123	(17)
Equity in net (income) loss of investment funds accounted for using the equity method	(99)	(102)	(59)	(69)	(48)
Net foreign exchange (gains) losses	(31)	60	(22)	6	18
Transaction costs and other	7	4	1	2	(1)
Income tax expense (benefit) (2)	13	(1,152)	(5)	3	(3)
After-tax operating income available to Arch common shareholders	$933	$945	$876	$726	$654

Diluted per common share results:
Net income available to Arch common shareholders	$2.92	$6.12	$1.88	$1.75	$1.87
Net realized (gains) losses (1)	(0.18)	(0.50)	0.65	0.33	(0.05)
Equity in net (income) loss of investment funds accounted for using the equity method	(0.26)	(0.27)	(0.16)	(0.18)	(0.13)
Net foreign exchange (gains) losses	(0.08)	0.16	(0.05)	0.01	0.05
Transaction costs and other	0.02	0.01	0.00	0.00	0.00
Income tax expense (benefit) (2)	0.03	(3.03)	(0.01)	0.01	(0.01)
After-tax operating income available to Arch common shareholders	$2.45	$2.49	$2.31	$1.92	$1.73

Weighted average common shares and common share equivalents outstanding - diluted	380.5	379.8	379.4	378.4	377.6

Beginning common shareholders’ equity	$17,523	$14,409	$13,811	$13,158	$12,080
Ending common shareholders’ equity	18,525	17,523	14,409	13,811	13,158
Average common shareholders’ equity	$18,024	$15,966	$14,110	$13,485	$12,619

Annualized net income return on average common equity	24.6%	58.2%	20.2%	19.6%	22.3%
Annualized operating return on average common equity	20.7%	23.7%	24.8%	21.5%	20.7%

(1)    Net realized gains or losses include realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments and changes in the allowance for credit losses on financial assets.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction. The 2023 fourth quarter results were impacted by the establishment of a net deferred tax asset of $1.18 billion, or $3.10 per share, related to the enactment of Bermuda’s new corporate income tax.

29

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,166	$1,188	$741	$714	$742
Net realized (gains) losses	(67)	(189)	248	123	(17)
Equity in net (income) loss of investment funds accounted for using the equity method	(99)	(102)	(59)	(69)	(48)
Net foreign exchange (gains) losses	(31)	60	(22)	8	16
Transaction costs and other	7	4	1	2	(1)
Income (loss) from operating affiliates	55	69	54	22	39
Pre-tax operating income available to Arch (b)	1,031	1,030	963	800	731
Income tax (expense) benefit (a)	(88)	(75)	(77)	(64)	(67)
After-tax operating income available to Arch	943	955	886	736	664
Preferred dividends	(10)	(10)	(10)	(10)	(10)
After-tax operating income available to Arch common shareholders	$933	$945	$876	$726	$654

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	8.5%	7.3%	8.0%	8.0%	9.2%

30

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due Nov. 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(23)	(24)	(24)	(24)	(24)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$2,727	$2,726	$2,726	$2,726	$2,726

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	18,525	17,523	14,409	13,811	13,158
Total shareholders’ equity available to Arch	$19,355	$18,353	$15,239	$14,641	$13,988

Total capital available to Arch	$22,082	$21,079	$17,965	$17,367	$16,714

Common shares outstanding, net of treasury shares (b)	375.3	373.3	373.1	372.9	372.2

Book value per common share (3) (a)/(b)	$49.36	$46.94	$38.62	$37.04	$35.35

Leverage ratios:
Senior notes/total capital available to Arch	12.3%	12.9%	15.2%	15.7%	16.3%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	12.3%	12.9%	15.2%	15.7%	16.3%
Preferred/total capital available to Arch	3.8%	3.9%	4.6%	4.8%	5.0%
Debt and preferred/total capital available to Arch	16.1%	16.9%	19.8%	20.5%	21.3%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2024	2023	2023	2023	2023	2024
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$—	$—	$—	$5,872
Shares repurchased	—	—	—	—	—	433.6
Average price per share repurchased	$—	$—	$—	$—	$—	$13.54

Remaining share repurchase authorization (1)						$1,000
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2024.

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